Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the registrant hereby certify that this Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Parkvale Financial Corporation

Dated: September 27, 2011
	By:	/s/ Gilbert A. Riazzi
Gilbert A. Riazzi
Chief Financial Officer
Dated: September 27, 2011
	By:	/s/ Robert J. McCarthy, Jr.
Robert J. McCarthy, Jr.
Director, President and
Chief Executive Officer